VISION LARGE CAP VALUE FUND (formerly, Vision Equity Income Fund)

VISION NEW YORK MUNICIPAL INCOME FUND
 (Portfolios of Vision Group of Funds, Inc.)

Supplement to Prospectus dated August 31, 1999 (as revised October 20, 1999)

Effective December 1999, Thomas R. Pierce assumed portfolio manager responsibilities for Vision Large Cap Value Fund and Robert J. Truesdell assumed portfolio manager responsibilities for Vision New York Municipal Income Fund. Their backgrounds and experience already appear under "Who Manages the Funds? -- Portfolio Managers" on page 22 of your prospectus.

                                                               December 30, 1999

Cusip 92830F802
Cusip 92830F810
Cusip 92830F505
25017 (12/99)